Exhibit 10(a)

[Sutherland Asbill and Brennan LLP Letterhead]

STEPHEN E. ROTH

DIRECT LINE: 202.383.0158

Internet: steve.roth@sutherland.com

April 26, 2010

Board of Directors

Protective Life and Annuity Insurance Company

2801 Highway 201 South

Birmingham, Alabama 35223

Directors:

We hereby consent to the reference to our name under the caption “Legal Matters” in the statement of additional information filed as part of post-effective amendment number 8 to the registration statement on Form N-4 (File No. 333-146506) filed by Protective Life and Annuity Insurance Company and Variable Annuity Account A of Protective Life with the Securities and Exchange Commission.  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,

SUTHERLAND ASBILL & BRENNAN LLP

By:	/s/ Stephen E. Roth
Stephen E. Roth